SCHEDULE 14C INFORMATION

                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION



                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



[X]      Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]      Definitive Information Statement


                   LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.

                  (Name of Registrant As Specified In Charter)

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)       Title of each class of securities to which transaction applies:


2)       Aggregate number of securities to which transaction applies:


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


4)       Proposed maximum aggregate value of transaction:


5)       Total fee paid:


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed:

                   LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.
                          2200 Powell Street, Suite 675
                          Emeryville, California 94608
                                 (510) 601-2000

                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT


TO ALL STOCKHOLDERS OF LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.:


         The purpose of this letter is to inform you of the adoption of resolutions by written consent by the holders of a majority of the outstanding shares of our common stock, par value $0.0001 per share. The resolutions adopted by these stockholders give us the authority to take the following actions:

         1. To change our corporate name to Bionovo, Inc. from Lighten Up Enterprises International, Inc.;

         2. To reincorporate Lighten Up Enterprises International in Delaware though a merger of Lighten Up Enterprises International with and into a newly-formed Delaware subsidiary, to be known as "Bionovo, Inc.," which will result in:

            o a change of domicile of Lighten Up Enterprises International to the state of Delaware from the state of Nevada, which means that the surviving corporation will be governed by the laws of the state of Delaware;

            o the change of our corporate name to Bionovo, Inc. from Lighten Up Enterprises International, Inc.;

            o your right to receive one share of common stock of Bionovo for each share of common stock of Lighten Up Enterprises International owned by you as of the effective date of the reincorporation;

            o the persons serving presently as executive officers and directors of Lighten Up Enterprises International to serve in their same respective positions in Bionovo after the reincorporation;

            o Bionovo's Certificate of Incorporation becoming the certificate of incorporation of the surviving corporation, under which the authorized shares of capital stock will be increased from 60,000,000 shares divided into 50,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share, authorized under Lighten Up Enterprises International's Articles of Incorporation, to 100,000,000 shares of capital stock divided into 90,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, with the right conferred upon the board of directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to the preferred stock as the board of directors may determine from time to time; and

            o Bionovo's By-laws becoming the by-laws of the surviving corporation; and

            3. To ratify the adoption by Lighten Up Enterprises International of the Stock Incentive Plan of Bionovo, which Lighten Up Enterprises International assumed in connection with the reverse merger transaction with Bionovo completed on April 6, 2005, as well as amendments to that plan decreasing the number of shares of common stock available for issuance under the plan to 3,496,788 shares and requiring members of the committee provided under the plan to be "non-employee directors" and "independent."

         The holders of a majority of our outstanding common stock, owning approximately 50.4% of the outstanding shares of our common stock, have executed a written consent in favor of the actions described above that are described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed actions and allow us to take the proposed actions on or about June ___, 2005.

         WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of the holders of a majority of our common stock satisfies any applicable stockholder voting requirement of the Nevada General Corporation Law and our Articles of Incorporation and By-laws, we are not asking for a proxy and you are not requested to send one.

         YOU HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER NEVADA REVISED STATUTES 92A.300-.500, AND OBTAIN THE "FAIR VALUE" OF YOUR SHARES OF LIGHTEN UP ENTERPRISES INTERNATIONAL COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION TITLED "STOCKHOLDER RESOLUTION #2 -- REINCORPORATION IN DELAWARE; RIGHTS OF DISSENTING STOCKHOLDERS" IN THE ACCOMPANYING INFORMATION STATEMENT AND EXHIBIT 4 THERETO, WHICH SETS FORTH THOSE STATUTES.

         The accompanying Information Statement is for information purposes only and explains our corporate name change, the terms of our proposed reincorporation, the ratification of the adoption of the Stock Incentive Plan, and our appointment of new certifying public accountants. Please read the accompanying Information Statement carefully.

May __, 2005

                        By Order of the Board of Directors



                        Isaac Cohen
                        CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF SCIENTIFIC OFFICER

                   LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.
                          2200 Powell Street, Suite 675
                          Emeryville, California 94608
                                 (510) 601-2000

                              INFORMATION STATEMENT

                                  MAY __, 2005

                               -------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                               -------------------

TO ALL STOCKHOLDERS OF LIGHTEN UP ENTERPRISES INTERNATIONAL, INC.


         This Information Statement is being mailed on or about May ___, 2005 to the stockholders of record of Lighten Up Enterprises International, Inc. at the close of business on May 6, 2005. This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

         This Information Statement is being furnished to you to inform you of the adoption of resolutions by written consent by the holders of a majority of the outstanding shares of our common stock, par value $0.0001 per share. The resolutions adopted by these stockholders give us the authority to take the following actions:

         1. To change our corporate name to Bionovo, Inc. from Lighten Up Enterprises International Equipment, Inc.;

         2. To reincorporate Lighten Up Enterprises International in Delaware through a merger of Lighten Up Enterprises International with and into a newly-formed Delaware subsidiary, to be known as "Bionovo, Inc.", which will result in:

            o a change of domicile of Lighten Up Enterprises International to the state of Delaware from the state of Nevada, which means that the surviving corporation will be governed by the laws of the state of Delaware;

            o the change of our corporate name to Bionovo, Inc. from Lighten Up Enterprises International, Inc.;

            o your right to receive one share of common stock of Bionovo for each share of common stock of Lighten Up Enterprises International owned by you as of the effective date of the reincorporation;

            o the persons serving presently as executive officers and directors of Lighten Up Enterprises International to serve in their same respective positions in Bionovo after the reincorporation;

            o Bionovo's Certificate of Incorporation becoming the certificate of incorporation of the surviving corporation, under which the authorized shares of capital stock will be increased from 60,000,000 shares divided into 50,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share, authorized under Lighten Up Enterprises International's Articles of Incorporation, to 100,000,000 shares of capital stock divided into 90,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, with the right conferred upon the board of directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to the preferred stock as the board of directors may determine from time to time;

            o Bionovo's By-laws becoming the by-laws of the surviving corporation; and

         3. To ratify the adoption by Lighten Up Enterprises International of the Stock Incentive Plan of Bionovo, which Lighten Up Enterprises International assumed in connection with the reverse merger transaction with Bionovo completed on April 6, 2005, as well as amendments to that plan decreasing the number of shares of common stock available for issuance under the plan to 3,496,788 shares and requiring members of the committee provided under the plan to be "non-employee directors" and "independent."

         The board of directors of Lighten Up Enterprises International has adopted resolutions authorizing the taking of each of the actions described above and recommended that the stockholders adopt resolutions approving these actions.

         As of the close of business on the record date, we had 46,112,448 shares of common stock outstanding. The common stock is our only class of securities entitled to vote. Each outstanding share of common stock is entitled to one vote per share.

         The affirmative consent of the holders of a majority of our outstanding common stock is required to approve each of the actions described above in the absence of a meeting of stockholders. The requisite stockholder approval of each of the actions described above was obtained by the execution of written consents in favor of these actions by the holders of approximately 50.4% of the outstanding shares of common stock, allowing Lighten Up Enterprises International to take the proposed actions on or about June ___, 2005.

         YOU HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER NEVADA REVISED STATUTES SECTIONS 92A.300-.500, AND OBTAIN THE "FAIR VALUE" OF YOUR SHARES OF LIGHTEN UP ENTERPRISES INTERNATIONAL COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION TITLED "STOCKHOLDER RESOLUTION #2 -- REINCORPORATION IN DELAWARE; RIGHTS OF DISSENTING STOCKHOLDERS" IN THE ACCOMPANYING INFORMATION STATEMENT AND EXHIBIT 4 THERETO, WHICH SETS FORTH THOSE STATUTES.

         This Information Statement is first being mailed on or about May ___, 2005. This Information Statement constitutes notice to our stockholders of corporate action by stockholders without a meeting as required by Chapter 78 of the Nevada Revised Statutes.

         The expenses of mailing this Information Statement will be borne by Lighten Up Enterprises International, including expenses in connection with the preparation and mailing of this Information

Statement and all documents that now accompany or may in the future supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our common stock held of record by these persons and that we will reimburse them for their reasonable expenses incurred in this process.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the number of shares of common stock of Lighten Up Enterprises International beneficially owned on May 6, 2005 by:

         o        each   person  who  is  known  by   Lighten   Up   Enterprises
                  International to beneficially own 5% or more of the common stock of Lighten Up Enterprises International;

         o each of the directors and executive officers of Lighten Up Enterprises International and all persons expected to become directors of Lighten Up Enterprises International pursuant to the reverse merger; and

         o all of Lighten Up Enterprises International's directors and executive officers, and all persons expected to become directors of Lighten Up Enterprises International pursuant to the reverse merger, as a group.

         Except as otherwise set forth below, the address of each of the persons listed below is Lighten Up Enterprises International, Inc., c/o Bionovo, Inc., 2200 Powell Street, Suite 675, Emeryville, California 94608.


        NAME AND ADDRESS OF                    NUMBER OF SHARES          PERCENTAGE OF SHARES
         BENEFICIAL OWNER                    BENEFICIALLY OWNED (1)      BENEFICIALLY OWNED (2)
----------------------------------------  ---------------------------  --------------------------
Isaac Cohen                                      9,891,094                       21.4%

Mary Tagliaferri (3)                             9,891,094                       21.4%

David Naveh (3)                                  510,000 (4)                      1.1%

Mary E. Ross                                     25,000                           *

Existing and proposed directors and              20,317,188 (5)                  43.6%
executive officers as a group
(4 persons)

Duncan Capital, LLC                              4,248,151                        8.4%
830 Third Avenue Penthouse
New York, New York 10022

------------------------

* Less than 1% of outstanding shares.

(1) Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire those shares within 60 days after May 6, 2005 by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2) Based upon 46,112,448 shares of common stock outstanding on May 6, 2005, plus in the case of each person, additional shares of common stock deemed to be outstanding because such shares may be acquired through the exercise of options, warrants or other rights beneficially owned by such person within 60 days after May 6, 2005.

(3) The election of Drs. Tagliaferri and Naveh as directors will become effective on the eleventh day after the mailing of an Information Statement in accordance with Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 under that Act.

(4) Represents shares of common stock issuable upon the exercise of a stock option within 60 days after May 6, 2005.

(5) Includes 510,000 shares of common stock issuable upon the exercise of a stock option within 60 days after May 6, 2005.



                                CHANGE IN CONTROL

         As previously disclosed in our Current Report on Form 8-K dated April 6, 2005, which was filed with the U.S. Securities and Exchange Commission, we completed a so-called "reverse merger" transaction on April 6, 2005, in which we caused LTUP Acquisition Corp., a Delaware corporation and newly-created, wholly-owned subsidiary of our company, to be merged with and into Bionovo, Inc., a Delaware corporation (to be renamed prior to the reincorporation, and referred to below as Bionovo Operating Subsidiary), with Bionovo Operating
Subsidiary surviving as our wholly-owned subsidiary, and Bionovo Operating Subsidiary's former security holders acquiring a majority of the outstanding shares of our common stock. Bionovo Operating Subsidiary is a drug discovery and development company focusing on cancer and women's health. The reverse merger was consummated under Delaware law and pursuant to an Agreement of Merger and Plan of Reorganization, dated April 6, 2005. Immediately prior to the closing of the reverse merger, Bionovo Operating Subsidiary completed the closing of a private offering of Units comprised of its common stock and warrants to purchase its common stock to new investors. Bionovo Operating Subsidiary received gross proceeds of $8,095,500 at the closing of the private offering.

         Under the merger agreement, at closing, we issued 37,842,448 shares of our common stock to the former security holders of Bionovo Operating Subsidiary, representing 90.4% of our outstanding common stock following the merger, in exchange for 100% of the outstanding capital stock of Bionovo Operating Subsidiary, subject to appraisal rights of former Bionovo Operating Subsidiary stockholders. In addition, all warrants issued by Bionovo Operating Subsidiary to purchase shares of Bionovo Operating Subsidiary common stock outstanding immediately prior to the merger were amended to become warrants to purchase common stock of Lighten Up Enterprises International on the same terms and conditions as those warrants issued by Bionovo Operating Subsidiary, including the number of shares issuable upon the exercise of the warrants. Immediately prior to the closing of the merger, all outstanding Bionovo Operating Subsidiary warrants were exercisable for 6,445,394 shares of Bionovo Operating Subsidiary common stock, which included the warrants issued in Bionovo Operating Subsidiary's private offering. At the closing of the merger, these warrants were amended to become warrants to purchase the same number of shares of Lighten Up Enterprises International common stock. Further, all stock options issued by Bionovo Operating Subsidiary under its Stock Incentive Plan or otherwise to purchase shares of Bionovo Operating Subsidiary common stock outstanding immediately prior to the merger were amended to become stock options to purchase common stock of Lighten Up Enterprises International on the same terms and conditions as those stock options issued by Bionovo Operating Subsidiary, including the number of shares issuable upon the exercise of such stock options. Immediately prior to the closing of the merger, all outstanding Bionovo Operating Subsidiary stock options were exercisable for 1,884,465 shares of Bionovo Operating Subsidiary common stock. At the closing of the merger, these stock options were amended to become stock options to purchase the same number of shares of Lighten Up Enterprises International common stock. We did not have any stock options outstanding as of immediately prior to the closing of the merger.

         Under the merger agreement, at the closing of the merger, the membership of the board of directors of Lighten Up Enterprises International was increased from one to four directors, and Isaac Cohen was appointed to serve until the next annual meeting of stockholders in the vacancy created by the increase. Upon compliance with Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 under that Act, under the merger agreement, David Naveh and Mary Tagliaferri will be appointed to serve as directors of Lighten Up
Enterprises International until the next annual meeting of stockholders. In connection with the appointment of these three directors, Mary E. Ross, the sole remaining member of the board of directors of Lighten Up Enterprises
International prior to the merger, will resign as director of Lighten Up Enterprises International.

         For a more complete  summary of the reverse merger and private offering
transactions,    stockholders   should   refer   to   Lighten   Up   Enterprises
International's Current Report on Form 8-K dated April 6, 2005.

                            STOCKHOLDER RESOLUTION #1

                          CHANGE OF THE COMPANY'S NAME

BACKGROUND AND PURPOSE

         On May 6, 2005, our board of directors and the holders of a majority of our common stock approved a change of our corporate name to "Bionovo, Inc." The reason for the name change is to allow us to maintain the Bionovo, Inc. name through which Bionovo Operating Subsidiary conducted its business before the completion of the reverse merger transaction on April 6, 2005. The name change will be effected by virtue of the reincorporation of our company in the state of Delaware, as described below.

                            STOCKHOLDER RESOLUTION #2

                           REINCORPORATION IN DELAWARE

SUMMARY


Transaction:               Reincorporation in Delaware.

Purpose: To provide greater flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. For more information, see "Background and Purpose of Reincorporation; Principal Reasons for Reincorporation in Delaware."

                           The purpose of this Information Statement is to inform holders of our common stock of this corporate action.

Record Date:               May 6, 2005

Method: Merger with and into our newly-formed, wholly-owned subsidiary, Bionovo, Inc..

                           For more information,  see "Background and Purpose of
                           Reincorporation;    Principal    Features    of   the
                           Reincorporation."

Exchange Ratios:           One share of Bionovo  common stock will be issued for
                           each  share  of  our  common  stock  held  as of  the
                           effective  date  of  the  reincorporation.  For  more
                           information,   see   "Background   and   Purpose   of
                           Reincorporation;    Principal    Features    of   the
                           Reincorporation."

Effective Date:            20  days  after  the  mailing  of  this   Information
                           Statement.

Right to Dissent:          Any stockholder is entitled to be paid the fair value
                           of his, her or its shares if the  stockholder  timely
                           dissents to the reincorporation or any of the actions
                           resulting   from   or   in   connection    with   the
                           reincorporation. For more information, see "Rights of Dissenting Stockholders."

QUESTIONS AND ANSWERS

         This Information Statement is first being sent to stockholders on or about May __, 2005. The following questions and answers are intended to respond to frequently asked questions concerning our reincorporation in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits.

Q:       Why are we reincorporating in Delaware and changing our name?

A: We believe that the reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions. Therefore, we believe that Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, thus facilitating corporate governance by our officers and directors. As part of the reincorporation, Lighten Up Enterprises International's name will be changed to that of its subsidiary, Bionovo, Inc. By changing our name, we will maintain the Bionovo name through which our operating subsidiary, Bionovo Operating Subsidiary (to be renamed prior to the reincorporation) has conducted its business since it was acquired by Lighten Up Enterprises International in the reverse merger transaction that was completed on April 6, 2005.

Q:       Why are we not soliciting proxies to approve the reincorporation?

A: The board of directors has already approved the reincorporation plan and has received the written consent of officers, directors and affiliates that represent a majority of our outstanding shares of common stock, without the need to solicit votes. Under Nevada law and our Articles of Incorporation, this transaction may be approved by the written consent of a majority of the shares entitled to vote. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:       What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by merging with and into our newly-formed, wholly-owned subsidiary, Bionovo, Inc. One new share of Bionovo common stock will be issued for each outstanding share of our common stock held by our stockholders on the effective date for the reincorporation. Our shares will no longer be eligible be quoted on the OTC Bulletin Board.

         Shares of Bionovo will be eligible to be quoted in their place beginning on or about the effective date of the reincorporation under a new CUSIP number and trading symbol that have not yet been assigned.

Q:       What are the differences between Delaware and Nevada law?

A: There are some differences between the laws of the state of Nevada and state of Delaware that impact your rights as a stockholder. For information regarding the differences between the corporate laws of the state of Delaware and the state of Nevada, please see "Background and Purpose; Differences Between the Corporate Laws and Charter Documents Governing Lighten Up Enterprises International and Bionovo."

Q:       How will the reincorporation affect my ownership?

A:       Your ownership interest will not be affected by the reincorporation.

Q: How will the reincorporation affect our officers, directors and employees?

A: Our officers, directors and employees will become the officers, directors and employees of Bionovo after the effective date of the reincorporation.

Q:       How will the reincorporation affect our business?

A: Bionovo will continue our business at the same location and with the same assets through Lighten Up Enterprises International's other wholly-owned subsidiary, Bionovo Operating Subsidiary (to be renamed prior to the reincorporation). Lighten Up Enterprises International will cease its corporate existence in the state of Nevada on the effective date of the reincorporation.

Q:       What do I do with my stock certificates?

A: Delivery of your certificates issued prior to the effective date of the reincorporation will constitute "good delivery" of shares in transactions subsequent to reincorporation. Certificates representing shares of Bionovo will be issued with respect to transfers occurring after the reincorporation. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         IT WILL NOT BE NECESSARY FOR OUR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF BIONOVO. OUTSTANDING STOCK CERTIFICATES OF LIGHTEN UP ENTERPRISES INTERNATIONAL SHOULD NOT BE DESTROYED OR SENT TO US.

Q:       What if I have lost my certificate?

A: If you have lost your certificate, you can contact our transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale of transfer. Our transfer agent may be reached at:

                          Interwest Transfer Co., Inc.
                                 P.O. Box 17136
                         1981 East 4800 South, Suite 100
                            Salt Lake City, UT 84117
                            Telephone: (801) 272-9294

Q: Can I require Lighten Up Enterprises International to purchase my stock?

A: Yes. Under Nevada law you are entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:       Who will pay the costs of reincorporation?

A: We will pay all of the costs of reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:       Will I have to pay taxes on the new certificates?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same tax basis in the shares of Bionovo that you had in our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.

BACKGROUND AND PURPOSE

         The following discussion summarizes the important aspects of our reincorporation in Delaware. This summary does not include all of the provisions of the Agreement and Plan of Merger between Lighten Up Enterprises International and Bionovo, the form of which is attached as EXHIBIT 1, the Certificate of Incorporation of Bionovo, the form of which is attached as EXHIBIT 2, or the By-laws of Bionovo, the form of which is attached as EXHIBIT 3. Copies of the Articles of Incorporation and the By-laws of Lighten Up Enterprises International are available for inspection at our principal office and we will send copies to stockholders upon request.

         PRINCIPAL REASONS FOR REINCORPORATION IN DELAWARE

         We believe that the reincorporation in Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. We also believe Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of Fortune 500 companies and New York and American Stock Exchange listed firms are incorporated today. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that which we proposed. Because of Delaware's longstanding policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs. Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority stockholders the same substantive rights and protection as are available in a number of other states. For a discussion of some differences in stockholders' rights and the powers of management under Delaware law and Nevada law see "Differences Between the Corporate Laws and Charter Documents Governing Lighten Up Enterprises International and Bionovo."

         PRINCIPAL FEATURES OF THE REINCORPORATION

         The reincorporation in Delaware will be effected by our merger with and into Bionovo, Inc., a newly-formed, wholly-owned subsidiary of Lighten Up Enterprises International incorporated in Delaware for this purpose. Bionovo, Inc., which will be the surviving entity, has not engaged in any activities except in connection with the reincorporation. The mailing address of its principal executive offices and its telephone number are the same as those of Lighten Up Enterprises International. As part of its approval and recommendation of the reincorporation, the board of directors of Lighten Up Enterprises International has approved, and recommended to our stockholders, and the holders of a majority of our outstanding shares of common stock have adopted and approved, an Agreement and Plan of Merger pursuant to which Lighten Up Enterprises International will be merged with and into Bionovo. The full texts of the Agreement and Plan of Merger, and the Certificate of Incorporation and By-laws of Bionovo, the successor Delaware company under which Lighten Up Enterprises International's business will be conducted after the reincorporation, are attached as EXHIBITS 1, 2 and 3, respectively. The discussion contained in this Information Statement is qualified in its entirety by reference to such Exhibits.

         Upon the receipt by Lighten Up Enterprises International of any required third party consents to the reincorporation, and upon the filing of appropriate certificates of merger with the Secretaries of State of the states of Nevada and Delaware, Lighten Up Enterprises International will be merged with and into Bionovo pursuant to the Agreement and Plan of Merger, resulting in a change in Lighten Up Enterprises International's state of incorporation from Nevada to Delaware, and a change in our company's corporate name from Lighten Up Enterprises International Equipment, Inc. to Bionovo, Inc. We will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and By-laws of Bionovo, which will replace Lighten Up Enterprises International's current Articles of Incorporation and By-laws. These changes may alter the rights of stockholders of Lighten Up Enterprises International Equipment. See "Differences Between the Corporate Laws and Charter Documents Governing Lighten Up Enterprises International and Bionovo." The text of the Certificate of Incorporation and By-laws of Bionovo are attached hereto as EXHIBITS 2 and 3, respectively. The effectiveness of the reincorporation and the merger is conditioned upon the filing by both Lighten Up Enterprises
International and Bionovo of a Certificate of Merger with the state of Nevada and the state of Delaware. We anticipate that the reincorporation will become effective 20 days after the date of this Information Statement. As a result of the reincorporation, Lighten Up Enterprises International will cease its corporate existence in the state of Nevada.

         Upon completion of the reincorporation, each of our stockholders will be entitled to receive one share of Bionovo common stock for each share of Lighten Up Enterprises International common stock that he, she or it owns on the effective date of the reincorporation. Each share of Bionovo common stock owned by us will be canceled and resume the status of authorized and unissued Bionovo common stock. In addition, outstanding stock options and warrants to purchase shares of common stock will be converted automatically into stock options and warrants to purchase the same number of shares of common stock of Bionovo. Each employee stock plan and any other employee benefit plan to which Lighten Up Enterprises International is a party will be assumed by Bionovo and, to the extent any such plan provides for the issuance or purchase of Lighten Up Enterprises International's common stock, it will be deemed to provide for the issuance or purchase of shares of common stock of Bionovo.

         IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF LIGHTEN UP ENTERPRISES INTERNATIONAL TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR

CERTIFICATES  OF  BIONOVO;   OUTSTANDING   STOCK   CERTIFICATES  OF  LIGHTEN  UP
ENTERPRISES  INTERNATIONAL  SHOULD  NOT BE  DESTROYED  OR  SENT  TO  LIGHTEN  UP
ENTERPRISES INTERNATIONAL. The common stock of Bionovo will continue to be quoted through the OTC Bulletin Board, which will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the reincorporation.

         The Certificate of Incorporation and By-laws of Bionovo are different from our Articles of Incorporation and By-laws. Your rights as stockholders may be affected by the reincorporation by, among other things, the differences between the laws of the state of Nevada, which govern Lighten Up Enterprises International and the laws of the state of Delaware, which govern Bionovo. See the information under "Differences between the Corporate Laws and Charter Documents Governing Lighten Up Enterprises International and Bionovo" for a summary of the differences between the corporate laws of the state of Nevada and the state of Delaware.

         The reincorporation will not result in any changes in our business, management, assets, liabilities or net worth. Bionovo is currently our wholly-owned subsidiary and, upon completion of the reincorporation, will succeed by operation of law to all of our business, assets and liabilities. The board of directors and officers of Bionovo will consist of the same persons who are our directors and officers prior to the reincorporation. Our daily business operations will continue at our principal executive offices at 2200 Powell Street, Suite 675, Emeryville, California 94608.

         CHANGE IN CAPITALIZATION

         Our authorized capital on the date of this Information Statement consisted of 60,000,000 shares of capital stock, divided into 50,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share. On the date of this Information Statement, there were 46,112,448 shares of our common stock and no shares of our preferred stock issued and outstanding. The authorized capital of Bionovo consists of 100,000,000 shares of capital stock, divided into 90,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, with the right conferred upon the board of directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to such preferred stock as the board of directors may determine from time to time. As a result of the reincorporation and exchange of the common stock, Bionovo will have outstanding 46,112,448 shares of common stock and no shares of preferred stock outstanding. Accordingly, the board of directors of Bionovo will have available 43,887,552 shares of common stock and 10,000,000 shares of preferred stock which are authorized but unissued and unreserved. The reincorporation will not affect our total stockholders' equity or total capitalization.

         The additional shares of common stock authorized under Bionovo's Certificate of Incorporation would be identical to the shares of common stock now authorized. Holders of common stock do not have preemptive rights under Bionovo's Certificate of Incorporation to subscribe for additional securities which may be issued by Bionovo. The issuance of additional shares of common stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of common stock and may adversely affect the market price of the common stock.

         The board of directors of Bionovo has not adopted any designations, rights or preferences for the preferred stock. The board of directors of Bionovo may authorize, without further stockholder approval, the issuance of such shares of preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines. This issuance could result in a significant dilution of the voting rights and the stockholders' equity of then existing stockholders.

         There are no present plans, understandings or agreements, and we are not engaged in any negotiations, that will involve the issuance of preferred stock. However, the board of directors believes it prudent to have shares of preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including for acquisitions and the raising of additional capital, for which there are no present agreements or understandings.

         Issuance of additional authorized common stock or preferred stock may have the effect of:

                  o        deterring  or  thwarting   persons  seeking  to  take
                           control of Bionovo through a tender offer, proxy fight or otherwise;

                  o        inhibiting the removal of incumbent management; or

                  o        impeding a  corporate  transaction  such as a merger.
                           For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.

         CHANGE IN BY-LAWS

         Upon the completion of the reincorporation, the By-laws of Bionovo will become the by-laws of the surviving corporation. While the By-laws of Bionovo are similar to the By-laws of Lighten Up Enterprises International Equipment, there are differences which may affect your rights as a stockholder.

         DIFFERENCES BETWEEN THE CORPORATE LAWS AND CHARTER DOCUMENTS GOVERNING LIGHTEN UP ENTERPRISES INTERNATIONAL AND BIONOVO

         Lighten Up Enterprises International is incorporated under the laws of the state of Nevada and Bionovo is incorporated under the laws of the state of Delaware. On the effective date of the reincorporation, the stockholders of Lighten Up Enterprises International, whose rights currently are governed by Nevada law and Lighten Up Enterprises International's Articles of Incorporation and By-laws, which were created pursuant to Nevada law, will become stockholders of Bionovo, a Delaware company, and their rights as stockholders will then be governed by Delaware law and Bionovo's Certificate of Incorporation and By-laws, which were created under Delaware law.

         The corporation laws of Nevada and Delaware differ in some respects. Although all the differences are not described in this Information Statement, the most significant differences, in the judgment of the management of Lighten Up Enterprises International, are summarized below. Stockholders should refer to the Delaware General Corporation Law and the Nevada Business Corporation Act to understand how these laws apply to Bionovo and Lighten Up Enterprises International, respectively.

         CLASSIFIED BOARD OF DIRECTORS. Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. Lighten Up Enterprises International does not have a classified board, and it is not currently expected that Bionovo's board of directors will be classified in the near future.

         REMOVAL OF DIRECTORS. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

         SPECIAL MEETINGS OF STOCKHOLDERS. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or by-laws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called. Lighten Up Enterprises International's By-laws provide that special meetings of the stockholders may be called by a majority of the company's board of directors or Chief Executive Officer. The By-laws of Bionovo provide that the company's board of directors, Chairman of the board of directors, Chief Executive Officer or President may call a special meeting of the stockholders.

         CUMULATIVE VOTING. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

         Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. Lighten Up Enterprises International expressly provide in its Articles of Incorporation that cumulative voting is not permitted. Bionovo also expressly provides in its Certificate of Incorporation that cumulative voting is prohibited. Because neither Lighten Up Enterprises International nor Bionovo utilizes cumulative voting, there will be no difference in stockholders' rights with respect to this issue.

         VACANCIES. Under Delaware law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

         Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Lighten Up Enterprises International's By-laws and the Bionovo By-laws address the issue of director vacancies in substantially the same manner. Therefore, the change from Nevada law to Delaware law will not alter stockholders' rights with respect to filling vacancies.

         INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES. Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or by-laws provides for mandatory advancement. Under Nevada law, the articles of incorporation, by-laws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. The Articles/Certificate of Incorporation and By-laws of Lighten Up Enterprises International and Bionovo provide for the mandatory advancement of expenses to directors and officers.

         LIMITATION ON PERSONAL LIABILITY OF DIRECTORS. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Bionovo's Certificate of Incorporation will limit the liability of directors to Bionovo to the fullest extent permitted by law.

         While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability of breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty.

         Lighten Up Enterprises International's Articles of Incorporation limit the personal liability to Lighten Up Enterprises International of directors and officers. Bionovo's Certificate of Incorporation adopts a narrower limitation on liability, and officers will therefore remain potentially liable to Bionovo. Bionovo, however, may determine to indemnify these persons in its discretion subject to the conditions of the Delaware law and its Certificate of Incorporation and By-laws.

         DIVIDENDS. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

         RESTRICTIONS ON BUSINESS COMBINATIONS. Both Delaware law and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

         Nevada law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation.

         Neither Lighten Up Enterprises International nor Bionovo have opted out of the applicable statutes with appropriate provisions in their respective Articles and Certificate of Incorporation.

         AMENDMENT TO CERTIFICATE OF INCORPORATION/ARTICLES OF INCORPORATION OR BY-LAWS. In general, both Delaware law and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate/articles of incorporation. Both Delaware law and Nevada law also provide that in addition to the vote described above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate/articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Nevada law and Delaware law permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

         ACTIONS BY WRITTEN CONSENT OF STOCKHOLDERS. Nevada law and Delaware law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Lighten Up Enterprises International's By-laws provide that stockholder action by written consent is permitted only if such action is approved by a majority of the board of directors. As a result, there is a difference in stockholders' rights with resepect to stockholder action by written consent.

         STOCKHOLDER VOTE FOR MERGERS AND OTHER CORPORATION REORGANIZATIONS. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         Lighten Up Enterprises International believes that, for federal income tax purposes, no gain or loss will be recognized by Lighten Up Enterprises International, Bionovo or the stockholders of Lighten Up Enterprises International who receive Bionovo common stock for their Lighten Up Enterprises International common stock in connection with the reincorporation. The adjusted tax basis of each whole share of Bionovo common stock received by a stockholder of Lighten Up Enterprises International as a result of the reincorporation will be the same as the stockholder's aggregate adjusted tax basis in the shares of Lighten Up Enterprises International common stock converted into such shares of Bionovo common stock. A stockholder who holds Lighten Up Enterprises International common stock will include in his holding period for the Bionovo common stock that he receives as a result of the reincorporation his holding period for Lighten Up Enterprises International common stock converted into such Bionovo common stock.

         Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and the uniqueness of each individual's capital gain or loss situation, stockholders contemplating exercising statutory dissenters' rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

RIGHTS OF DISSENTING STOCKHOLDERS

         Stockholders of Lighten Up Enterprises International common stock that follow the appropriate procedures are entitled to dissent from the consummation of the reincorporation and receive payment of the fair value of their shares under Sections 92A.300 through 92A.500 of the Nevada General Corporation Law.

         The following discussion summarizes the material applicable provisions of the Nevada dissenters' rights statute. You are urged to read the full text of the Nevada dissenters' rights statute, which is reprinted in its entirety and attached as EXHIBIT 4 to this document. A person having a beneficial interest in shares of our common stock that are held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner if such person wishes to perfect any dissenters' rights such person may have.

         This discussion and EXHIBIT 4 should be reviewed carefully by you if you wish to exercise statutory dissenters' rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters' rights statute may result in a termination or waiver of dissenters' rights under the Nevada dissenters' rights statute.

         Under the Nevada dissenters' rights statute, you have the right to dissent from the reincorporation and demand payment of the fair value of your shares of common stock. If you elect to dissent, you must file with Lighten Up Enterprises International a written notice of dissent stating that you intend to demand payment for your shares of common stock if the reincorporation is consummated. Such written notice of dissent must be filed with Lighten Up Enterprises International within 20 days of receipt of this Information Statement. If you fail to comply with this notice requirement, you will not be entitled to dissenters' rights. The "fair value" of the shares as used in the Nevada dissenters' rights statute is the value of the shares immediately before the effectuation of the proposed reincorporation, including an appreciation or depreciation in anticipation of the reincorporation unless exclusion would be inequitable.

         Within 10 days after the effective time of the reincorporation, Lighten Up Enterprises International will give written notice of the effective time of the reincorporation by certified mail to each stockholder who filed a written notice of dissent. The notice must also state where demand for payment must be sent and where share certificates shall be deposited, among other information. Within the time period set forth in the notice, which may not be less than 30 days nor more than 60 days following the date notice is delivered, the dissenting stockholder must make a written demand on Lighten Up Enterprises International for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

         Within 30 days after the receipt of demand for the fair value of the dissenters' shares, Lighten Up Enterprises International will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters' shares, plus accrued interest. Additionally, Lighten Up Enterprises International shall mail to each dissenting stockholder a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters' right to demand payment of fair value under Nevada law, and a copy of the relevant provisions of Nevada law.

         A dissenting stockholder, within 30 days following receipt of payment for the shares, may send Lighten Up Enterprises International a notice containing such stockholder's own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to Lighten Up Enterprises International's payment of fair value to such stockholder.

         If a demand for payment remains unsettled, Lighten Up Enterprises International will petition the court to determine fair value and accrued interest. If Lighten Up Enterprises International fails to commence an action within 60 days following the receipt of the stockholder's demand, Lighten Up Enterprises International will pay to the stockholder the amount demanded by the stockholder in the stockholder's notice containing the stockholder's estimate of fair value and accrued interest.

         All dissenting stockholders, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares. Each party must be served with the petition. The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid. If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. Otherwise the costs and expenses of bringing the action will be determined by the court. In addition, reasonable fees and expenses of counsel and experts may be assessed against Lighten Up Enterprises International if the court finds that it did not substantially comply with the requirements of the Nevada dissenters' rights statute or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.

         If you wish to seek dissenters' rights, you are urged to review the applicable Nevada statutes attached to this Information Statement as EXHIBIT 4.



                            STOCKHOLDER RESOLUTION #3

                   ADOPTION, RATIFICATION AND AMENDMENT OF THE

                              STOCK INCENTIVE PLAN

BACKGROUND AND PURPOSE

         On April 6, 2005, in connection with the completion of the reverse merger, the board of directors of our company assumed and adopted the Stock Incentive Plan, as amended, of Bionovo Operating Subsidiary, which we refer to as the Plan, and recommended that it be submitted to our stockholders for their approval. In addition, the board of directors approved and recommended that amendments to the Plan decreasing the number of shares of our common stock available for issuance under the Plan be decreased and adding qualifications to members of the board of directors' committee administering the Plan also be approved by our stockholders. The holders of a majority of our outstanding common stock have given their consent to the approval the assumption and adoption of the Plan, and the amendments to the Plan decreasing the number of shares available for issuance to 3,496,788 and requiring committee members to be "non-employee directors" and "independent."

         The purpose of the Plan is to promote the success of Lighten Up Enterprises International and the interests of its stockholders by attracting, motivating, retaining and rewarding certain officers, employees, directors and certain other eligible persons with stock based awards and incentives for high levels of individual performance and improved financial performance of Lighten Up Enterprises International. The Plan provides for ability for Lighten Up Enterprises International to issue stock options and restricted stock awards. Stock options may be either incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986 (which we refer to as the Code), or non-qualified stock options.

         As of April 6, 2005, stock options to purchase a total of approximately 1,781,253 shares of our common stock had been granted under the Plan by Bionovo Operating Subsidiary prior to its acquisition by us in the reverse merger transaction. These options, which expire ten years from the date of grant, were granted at exercise prices ranging from $0.29167 to $0.83333 per share. In accordance with the terms of the reverse merger transaction, these options were converted into options to purchase shares of our common stock at the same exercise price. These options will continue to be governed by the Plan, as assumed and adopted by us pursuant to this Stockholder Resolution #3.

         The following is a summary of certain principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan. Stockholders are urged to read the actual text of the Plan in its entirety which is set forth as EXHIBIT 5 to this information statement.

SHARES AVAILABLE FOR AWARDS; ANNUAL PER-PERSON LIMITATIONS

         Under the Plan, the total number of shares of our common stock that may be subject to the granting of awards under the Plan shall be equal to 3,496,788 shares, plus the number of shares that are subject to or underlie awards that expire or for any reason are not paid or delivered under the Plan.

         A committee of our Board of Directors, which we refer to as the Committee, is to administer the Plan. See "Administration." The Committee is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that an extraordinary dividend or other distribution (whether in cash, shares of our company common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, or other similar corporate transaction or event affects our company common stock to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances.

ELIGIBILITY

         The persons eligible to receive awards under the Plan are our officers (whether or not directors) and employees, and any director of, or any individual consultant or advisory who renders or has rendered BONA FIDE services (other than services in connection with the offering or sale of securities of our company in a capital raising transaction or as a market maker or promoter of our company's securities) to, our company and who is selected to participate in the Plan by the Committee described below.

ADMINISTRATION

         Our Board of Directors shall select the Committee that will administer the Plan. All Committee members must be "non-employee directors" as defined by Rule 16b-3 of the Exchange Act, and independent as defined by NASDAQ or any other national securities exchange on which any securities of our company may be listed for trading in the future. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act, our Board of Directors may exercise any power or authority granted to the Committee. Subject to the terms of the Plan, the Committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our company common stock to which awards will relate, specify times at which awards will be exercisable or settleable, set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Plan and make all other determinations that may be necessary or advisable for the administration of the Plan.

STOCK OPTIONS

         The Committee is authorized to grant stock options, including both incentive stock options or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The exercise price per share subject to an option are determined by the Committee, but in the case of an ISO must not be less than the fair market value of a share of our company common stock on the date of grant. For purposes of the Plan, the term "fair market value" means, as of any given date, the closing sales price per share of our company common stock as reported on the principal stock exchange or market on which our company common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, the last previous day on which a sale was reported. If our company common stock is not listed to trade on a national securities exchange and is not reported on the NASDAQ National Market Reporting System, "fair market value" means the mean between the bid and asked price for our company's common stock on such date, as furnissed by the National Association of Securities Dealers, Inc. In the absence of the foregoing, "fair market value: of our common stock is as established by the Committee. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee except that no option may have a term exceeding 10 years. Options may be exercised by payment of the exercise price in cash, check, shares that have been held for at least six months (provided the Committee in its sole discretion may limit the use of shares as payment), if authorized by the Committee or specified in an applicable award agreement, by a promissory note subject to the terms of the Plan, and by notice and third party payment in such manner as may be authorized by the Committee.

RESTRICTED STOCK

         The Committee is authorized to grant restricted stock. Restricted stock is a grant of shares of our company common stock, subject to payment of such consideration and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors), which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Committee. A participant granted restricted stock generally has all of the rights of a stockholder of our company, unless otherwise determined by the Committee.

ACCELERATION OF VESTING; CHANGE IN CONTROL

         The Committee may, in its discretion, accelerate the vesting and exercisability, or the expiration of exercisability period of any award in the event of termination of employment or service with our company for any reason other than cause, and unless otherwise provided in the award agreement, vesting shall occur immediately in the case of a "change in control" of our company, as defined in the Plan.

AMENDMENT AND TERMINATION

         Our Board of Directors may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by sections 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by our board of directors. Thus, stockholder approval may not necessarily be required for every amendment to the Plan which might increase the cost of the Plan or alter the eligibility of persons to receive awards. However, the board of directors and the Committee may not, without the written consent of the Plan participant affected thereby, terminate or suspend the Plan in any manner materially adverse to the Plan participant's rights or benefits under an outstanding award, or amend the Plan participant's award in any manner materially adverse to the Plan participant. Unless earlier terminated by our Board of Directors, the Plan will terminate at the close of business on the day before the 10th anniversary of its effective date.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

         The Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

NONQUALIFIED STOCK OPTIONS

         On exercise of a nonqualified stock option granted under the Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of our company, that income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

         If an optionee pays for shares of stock on exercise of an option by delivering shares of our company's stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

         Our company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

INCENTIVE STOCK OPTIONS

         The Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying

Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

         Our company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, our company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

RESTRICTED STOCK AWARDS

         Generally, the recipient of a restricted stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the restricted stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

         The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a restricted stock award under the Plan the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

 SECTION 409A

         Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to "nonqualified deferred compensation plans," including new rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made, as well as rules that generally prohibit the funding of nonqualified deferred compensation plans in offshore trusts or upon the occurrence of a change in the employer's financial health. These new rules generally apply with respect to deferred compensation that becomes earned and vested on or after January 1, 2005. If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. The tax imposed as a result of these new rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation required to be included in income. Some of the awards to be granted under this Plan may constitute deferred compensation subject to the Section 409A requirements, including, without limitation, discounted stock options. It is our company's intention that any award agreement that will govern awards subject to
Section 409A will comply with these new rules.

SECTION 162 LIMITATIONS

         The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. Our Company intends that options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such "performance-based compensation," so that such options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of our company to ensure that options under the Plan will qualify as "performance-based compensation" that is fully deductible by our company under Section 162(m).

IMPORTANCE OF CONSULTING TAX ADVISER

         The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

NEW PLAN BENEFITS

         The following table sets forth the stock options that the individuals and groups referred to below have received as of May 6, 2005 under the Stock Incentive Plan:

                                                                                    STOCK INCENTIVE PLAN
                                                                                    --------------------
NAME AND POSITION                                                           DOLLAR VALUE     NUMBER OF OPTIONS
-----------------                                                           ------------     -----------------
Isaac Cohen
     Chairman, President, Chief Executive Officer, Chief Scientific                   --                 --
     Officer and Director................................................

Mary Tagliaferri
     Vice President, Chief Regulatory Officer, Secretary, Treasurer and               --                 --
     Proposed Director...................................................

Mary Ross
     Director............................................................             --                 --

David Naveh
     Proposed Director...................................................     $1,002,317(1)          816,000

Mark Tagliaferri (2)
     Former Director of Bionovo Operating Subsidiary.....................       $109,633(1)           89,254

Executive Group..........................................................            --                  --

Non-Executive Director Group.............................................    $1,111,951(1)          905,254

Non-Executive Officer Employee Group.....................................            --                  --

-----------------------------------

(1) Dollar value is based upon the difference between the closing price of the common stock on the OTC Bulletin Board on May 10, 2005, and $0.29167, the exercise price of the options granted. On May 10, 2005, the closing price was $1.52 per share.

(2) Mark Tagliaferri resigned from the board of directors of Bionovo Operating Subsidiary on August 31, 2004.

         We expect to grant options to purchase shares of our common stock in the future to the persons listed in the table above other than Mr. Tagliaferri and to other eligible participants. The grant of stock options in the future to these persons is entirely within the discretion of the board of directors or the compensation committee. We cannot determine the nature, amount or the dollar value of stock option awards that may be made in the future.

                       BOARD OF DIRECTORS' RECOMMENDATIONS

         Our board of directors considered and unanimously approved each of the actions described in this Information Statement, and recommended that the stockholders adopt each of the actions. The affirmative consent of the holders of a majority of Lighten Up Enterprises International's issued and outstanding shares of common stock was required to approve each of the actions described in this Information Statement in the absence of a meeting of stockholders. The requisite stockholder approval of each of the actions described in this Information Statement was obtained by the execution of written consents in favor of such actions by the holders of a majority of our outstanding shares of common stock without the need to solicit votes, allowing Lighten Up Enterprises International to take the proposed actions on or about June ___, 2005.

         The information contained in this Information Statement constitutes the only notice any stockholder will be provided.

                  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
                           TO MATTERS TO BE ACTED UPON

         None of our officers, directors or any of their respective affiliates has any interest in any of the proposals to be acted upon at the meeting.

                           FORWARD-LOOKING STATEMENTS

         This Information Statement may contain certain "forward-looking" statements as such term is defined by the U.S. Securities and Exchange
Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the Securities and Exchange Commission, or SEC.

                       WHERE YOU CAN FIND MORE INFORMATION

         We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed at www.sec.gov.

                     INCORPORATION OF FINANCIAL INFORMATION

         Our Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the SEC on February 22, 2005 (Commission File No. 0-50073), is incorporated in its entirety by reference into this Information Statement. In addition, our Current Report on Form 8-K dated April 6, 2005, is incorporated in its entirety by reference into this Information Statement. We will provide, without charge, to each stockholder as of the record date, upon the written or oral request of the stockholder and by first class mail or other equally prompt means within one business day of our receipt of such request, copies of the Annual Report on Form 10-KSB and Current Report on Form 8-K which we have incorporated by reference into this Information Statement, as well as all amendments thereto, including the financial statements and schedules, as filed with the SEC. Stockholders should direct the written request to Lighten Up Enterprises International, Inc., c/o Bionovo, Inc., 2200 Powell Street, Suite 675, Emeryville, California 94608, Attention: Mary Tagliaferri, Vice President and Secretary. Oral requests should be directed to Dr. Tagliaferri at (510) 601-2000.

         As the requisite stockholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

                          By Order of the Board of Directors



                          Isaac Cohen
                          CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF SCIENTIFIC OFFICER


May __, 2005

                                INDEX OF EXHIBITS

         Exhibit 1:        Form of Agreement and Plan of Merger.

         Exhibit 2:        Form of Certificate of Incorporation of Bionovo, Inc.

         Exhibit 3:        Form of By-laws of Bionovo, Inc.

         Exhibit 4:        Nevada Statutes concerning Dissenter's Rights.

         Exhibit 5:        Stock Incentive Plan.